UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 26, 2011
JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)
Delaware
(State of Other Jurisdiction of Incorporation)

000-49728	87-0617894
(Commission File Number)	(I.R.S. Employer Identification No.)

118-29 Queens Boulevard, Forest Hills, New York	11375
(Address of principal executive offices)	(Zip Code)
(718) 286-7900
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 26, 2011, at our 2011 Annual Meeting of Stockholders, the stockholders of the Company voted on six items:
1.	Election of ten directors to serve until our Annual Meeting of Stockholders in 2012 and until his or her successor has been duly elected and qualified;

2.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011;

3.	Approval of the JetBlue Airways Corporation 2011 Incentive Compensation Plan;

4.	Approval of the JetBlue Airways Corporation 2011 Crewmember Stock Purchase Plan;

5.	Approval of an advisory resolution on executive compensation; and

6.	To conduct an advisory vote on the frequency of future advisory votes on executive compensation.
The results are as follows:
1.	The nominees for director were elected based upon the following votes:

	For	Withheld	Broker non-votes
Dave Barger	209,231,023	2,027,127	62,441,764
Jens Bischof	209,923,826	1,334,324	62,441,764
Peter Boneparth	209,216,700	2,041,450	62,441,764
David Checketts	209,144,856	2,113,294	62,441,764
Virginia Gambale	209,246,901	2,011,249	62,441,764
Stephan Gemkow	209,036,769	2,221,381	62,441,764
Stanley McChrystal	210,078,478	1,179,672	62,441,764
Joel Peterson	209,123,111	2,135,039	62,441,764
M. Ann Rhoades	204,253,376	7,004,774	62,441,764
Frank Sica	208,957,215	2,300,935	62,441,764
2.	The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 was approved based upon the following votes:

Votes For	272,050,356
Votes Against	1,341,334
Abstentions	308,224
There were no broker non-votes for this item.
3.	The proposal to approve the Company’s 2011 Incentive Compensation Plan was approved based upon the following votes:

Votes For	167,312,590
Votes Against	43,797,375
Abstentions	148,185
Broker non-votes	62,441,764
4.	The proposal to approve the Company’s 2011 Crewmember Stock Purchase Plan was approved based upon the following votes:

Votes For	210,254,812
Votes Against	900,551
Abstentions	102,787
Broker non-votes	62,441,764

5.	The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved based upon the following votes:

Votes For	207,840,328
Votes Against	3,248,307
Abstentions	169,515
Broker non-votes	62,441,764
6.	The stockholders voted, on an advisory basis, to hold future advisory votes to approve the compensation of the Company’s named executive officers as follows:

Every year:	203,671,071
Every 2 years:	2,113,980
Every 3 years:	5,240,449
Abstentions:	232,650
Broker non-votes:	62,441,764

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION (Registrant)
Date: June 1, 2011	By:	/s/ DONALD DANIELS
Vice President, Controller and Chief
Accounting Officer (principal accounting officer)